SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2001



                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                  333-87381-02               13-3411414
      (State or other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)         Identification Number)
      Incorporation)

                              ---------------------

                                 245 Park Avenue
                            New York, New York 10167
                          (principal executive offices)
                                 (212) 272-2000

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Item 5.  OTHER EVENTS
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         Description of the Certificates

         Bear Stearns Commercial Mortgage Securities Inc. (the "Depositor") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a preliminary Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-87381, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2001-TOP4 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, Wells Fargo Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, Wells Fargo Bank Minnesota, National Association, as paying agent and certificate registrar and ABN AMRO Bank N.V., as fiscal agent.

         Collateral Term Sheets

         Bear, Stearns & Co. Inc., as underwriter of certain of the Certificates (the "Underwriter") has provided certain prospective purchasers of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class B and Class C Certificates (collectively, the "Offered Certificates") with certain collateral term sheets (the "Collateral Term Sheets") in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the assets of the trust fund in which the Certificates represent beneficial ownership based on collateral information provided by Principal Commercial Funding, LLC, John Hancock Real Estate Finance, Inc., Wells Fargo Bank, National Association, Bear, Stearns Funding, Inc. and/or Morgan Stanley Dean Witter Mortgage Capital Inc.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits

EXHIBIT NO. 99 DESCRIPTION
--------------------------

         Collateral Term Sheets (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of the Offered Certificates.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 30, 2001

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.


By: /s/ Michael A. Forastiere
    --------------------------------
    Name:  Michael A. Forastiere
    Title: Vice President

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                                EXHIBIT NO. 99